(ICON)

Prudential
Government
Securities
Trust
---------------------------------
Money Market Series
Short-Intermediate Term Series
U.S. Treasury Money Market Series

ANNUAL
REPORT
Nov. 30, 1997
(LOGO)

Portfolio Managers' Report

Short- and intermediate-term interest rates rose, then fell, ending the 12-month reporting period about where they began.

Our fiscal year started with a strong U.S. economy powered by increased consumer spending and a solid jobs market. By late February, investors began pushing up yields on U.S. Treasury securities. In March, the Federal Reserve raised the federal funds rate (what banks charge each other for overnight loans) by a quarter percentage point to 5.50%. Yields on Treasuries rose in April because some investors expected the central bank to move a second time.

By mid spring, yields began to edge lower as reports showed inflation remained in check. However, it was more than good inflation news that drove the Treasury rally. A financial crisis in Southeast Asia boiled over in the autumn, engulfing global foreign exchange and financial markets. In late October, the Dow Jones Industrial Average tumbled a record 554 points, while the yield on one-year Treasuries fell to 5.21%, its lowest of the reporting period. Doubts about the earnings of U.S. companies with strong business ties to Asia prompted skittish investors to sell stocks in favor of Treasuries. When central bankers kept the federal funds rate at 5.50% in November, many investors attributed the decision to a fear that higher U.S. interest rates could lure even more funds away from embattled Asian markets into Treasuries.

Money Market Series
Class A shares seven-day current yield was 4.92% and Class Z shares was 5.05% on November 30, 1997, which was in line with the 4.95% provided by the average U.S. government money market fund tracked by IBC Financial Data. We maintained a weighted average maturity (WAM) that was usually longer than that of the Series' competition, which allowed us to preserve yield.

U.S. Treasury Money Market Series
Class A shares seven-day current yield was 4.62% and Class Z shares was 5.08% on November 30, 1997, which beat the 4.59% of the average U.S. Treasury money fund as measured by IBC Financial Data. We increased the Series' yield primarily through timely shifts between Treasury notes and cash management bills, whose yields surged periodically as supply outstripped demand.

Short-Intermediate Term Series
Class A shares 30-day SEC yield was 5.69% and Class Z shares was 6.53% on November 30, 1997, compared to 5.23% for similar funds tracked by Lipper Analytical Services. The Series benefitted from the ample interest payments on its mortgage backed and asset backed securities.

     How Investments Compared.
        (As of 11/30/97)

             (GRAPH)

 U.S.      General          General      U.S.
Growth      Bond           Muni Debt    Taxable
Funds       Funds            Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Money Market Series
The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity from a portfolio of money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. There can be no assurance that the Fund will achieve its investment objective.

                          7-Day      Weighted     Net Asset
                         Current   Avg.Maturity     Value        Total Net
                          Yield*       (WAM)        (NAV)          Assets
Performance
As of
11/30/97

Class A                    4.92%       69 days       $1           $591.43 million
Class Z                    5.05        69 days       $1             $0.58 million
IBC Financial Data
Money Fund Average**       4.95        47 days       $1              N/A

*Yields will fluctuate from time to time and past performance is not indicative of future results.

**IBC Financial Data reports a seven-day current yield, WAM and NAV on Tuesdays. This is the data of all funds in IBC's Money Fund Average as of December 2, 1997, which was the closest date to our reporting period end. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

Longer Maturities.
The Series performed competitively as we kept the weighted average maturity
(WAM) generally longer than that of comparable funds. Extending the WAM enabled us to lock in higher yields, which proved a good choice since the federal funds rate was raised only once during the past year.

For much of the reporting period, yields fluctuated without moving dramatically higher or lower. Correctly anticipating no change in monetary policy in May, we sold U.S. Treasuries and purchased higher yielding federal agency securities maturing in six months to one year. These transactions were reversed in mid year after prices on federal agency securities rose (and yields fell.)

We further enhanced the Series' yield by entering into repurchase agreements. Essentially, repurchase agreements are collateralized loans in which we lend cash to an investment bank that provides securities as collateral. The difference between the securities' sale price and repurchase price is the dollar interest cost of the loan. These repurchase agreements provided the Series with a profitable place to put assets on a temporary basis.

-------------------------------------------------------------------------------
U.S. Treasury Money Market Series
The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of capital and maintenance of liquidity from a portfolio of U.S. Treasury obligations with maturities of 13 months or less. There can be no assurance that the Series will achieve its investment objective.

                          7-Day      Weighted     Net Asset
                         Current   Avg.Maturity     Value        Total Net
                          Yield*       (WAM)        (NAV)          Assets
Performance
As of
11/30/97

Class A                    4.62%       48 days       $1           $433 million
Class Z                    5.08        48 days       $1           $205
IBC Financial Data
100% U.S. Treasury
Money Fund Average**       4.59        61 days       $1               N/A

*Yields will fluctuate from time to time and past performance is not indicative of future results.

**IBC Financial Data reports a seven-day current yield, WAM and NAV on Tuesdays. This is the data of all funds in the IBC 100% U.S. Treasury Money Fund Average as of December 2, 1997 which was the closest date to our reporting period end. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance the Series will be able to maintain a stable net asset value of $1 per share.

Opportunity Knocked.
Taking advantage of imbalances in the supply and demand of money market securities helped increase the Series' yield.

In 1997, the U.S. Treasury periodically flooded the market with billions of dollars of cash management bills, which are issued by the Treasury when it is temporarily short of funds. The unusually large supply pushed up yields, prompting us to purchase cash management bills and sell Treasury notes maturing in two to three months.

Later in the year, demand increased for Treasury notes maturing on September 30 as corporations prepared for their quarterly tax payments. We were able to sell some of these notes at a profit and purchase attractively priced Treasury notes maturing on October 31. This proved beneficial to us.

Short-Intermediate Term Series
The Short-Intermediate Term Series invests at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As much as 35% of the Series' assets may be invested in mortgage backed or asset backed securities as well as corporate debt. The dollar-weighted average maturity of the Series will be more than two, but less than five years.

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Cumulative
Total Returns*
As of
11/30/97

Class A                     5.96%      32.42%        101.27%       242.36%
Class Z                      N/A        N/A            N/A           5.70
Lipper Short/Intermediate
U.S. Government
Fund Average***             5.5        30.8          105.3           ****

/

                           One        Five          Ten            Since
                          Year       Years         Years         Inception**
Average
Annual Total
Returns*
As of 12/31/97
Short-Intermediate
Term Series                 6.99%       5.63%          7.32%         8.42%

                                Dividends & Yields
                                  As of 11/30/97

                         Total Dividends               30-Day
                        Paid for 12 Mos.              SEC Yield

         Class A          $0.52                         5.69%
         Class Z          $0.41                         6.53%

Past performance is not indicative of future returns. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more less than their original cost.

* Source: Prudential Investments Fund Management and Lipper Analytical Services. Shares of this Series are sold without an initial or contingent deferred sales charge. Since Z shares have been in existence less than one year, no average annual total returns are presented.

** Inception date: Class A, 9/13/82; Class Z, 2/26/97.

*** These are the average returns of all funds in the Lipper Short/ Intermediate U.S. Government Fund category.

**** Lipper Since Inception returns are: Class A, 241% and Class Z, 5.27%.

Smooth Start.
Our strategy of emphasizing asset backed and mortgage backed securities that offered incremental yield over U.S. Treasuries worked well for most of the reporting period as inflationary pressures were unusually subdued. Although a strong U.S. jobs market helped spark a surprisingly robust economic expansion, consumer prices crept up at an annual rate of 1.8% for the first 11 months of 1997, its lowest level in more than a decade. This trend soothed investors' fears that surging inflation could erode their bonds' fixed interest and principal payments.

As a result, U.S. bond markets rallied, leaving investors hungry for higher yields. We satisfied our appetite by increasing the Series' holdings of asset backed securities to 32% of total investments as of November 30, 1997 (up from 11% a year earlier). Mortgage backed securities remained more than 30% of total investments throughout the reporting period. By contrast, we cut Treasuries to 18% of total investments by the end of the reporting period from 28% a year earlier.

Bumpy Finish.
While U.S. citizens enjoyed brisk economic growth coupled with modest inflation, conditions across the Pacific were rapidly becoming critical. Signs of severe financial difficulties emerged in Southeast Asia during the summer as the Thai baht and neighboring currencies plunged in value versus the U.S. dollar. By autumn, the financial malaise had infected world stock markets. Investors seeking a safe haven snapped up Treasuries in October, driving prices of U.S. government securities higher.

At first, prices of asset backed securities held up. But when investors balked at purchasing a flood of new asset backed securities issued in November, prices of newly issued and older securities declined sharply. This hurt the Series' performance because asset backed securities comprised a significant percentage of its total investments in November.
-------------------------------------------------------------------------------
                                  1

Looking Ahead.
Under most circumstances when the U.S. unemployment rate falls to a quarter-century low of 4.6% and workers' average hourly earnings rise a hefty 0.6% (as both did recently), central bankers would probably be inclined to increase the federal funds rate to head-off inflation. But we expect monetary policy to remain unchanged for the immediate future because the Federal Reserve does not want to create more problems for Southeast Asia. The Asian economic crisis might also put a damper on U.S. economic growth, giving further reason to leave interest rates alone. Meanwhile, the rally in Treasuries may be somewhat limited by concern that rising labor costs, which account for two-thirds of consumer prices, could eventually lead to higher inflation.

(PHOTOS)
Bernard D. Whitsett, II
Portfolio Manager
Money Market Series &
U.S. Treasury Money Market Series

Barbara L. Kenworthy
Portfolio Manager
Short-Intermediate Term Series

Sharon A. Fera
Portfolio Manager
Short-Intermediate Term Series
-------------------------------------------------------------------------------
                                 2

President's Letter                                         January 22, 1998
                         New Opportunities for You.
(PHOTO)
Dear Shareholder:
By many measures, 1997 was very good for investors. Thanks to a sixth-straight year of moderate economic growth and subdued inflation, the stock market enjoyed its third year of double-digit returns while bond values rose as yields declined. But it's time to close the books on 1997 and look ahead to the opportunities of 1998.

Perhaps the best thing you can do at this time of year is review your investment strategy. Wise investors know that the only thing constant in life is change, and now, more than ever before, it's important to review your situation. Why?

The Federal Taxpayer Relief Act of 1997 is changing the way America invests and creating exciting new opportunities for you to accumulate wealth, save for college or build a nest egg for retirement. Consider --

- Expanded IRAs. Rules governing traditional Individual Retirement Accounts have been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional IRA, but specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

- Revised Capital Gains Tax Rates. The good news is long-term rates are down, which may benefit certain mutual fund investors. The bad news is there are now three separate tax rates covering short-, mid- and long-term capital gains, and you'll probably need a professional tax preparer to sort things out in 1998.

To learn more about the Taxpayer Relief Act and how it may benefit you, please contact your Prudential Securities Financial Advisor or Pruco Securities Registered Representative.

Thank you for your continued confidence in Prudential Mutual Funds & Annuities.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                  3

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Federal Farm Credit Bank--1.6%
     $500    5.62%, 12/1/97                         $    500,000
    1,600    5.51%, 12/5/97                            1,599,020
    7,000    5.70%, 9/2/98                             6,993,783
                                                    ------------
                                                       9,092,803
------------------------------------------------------------
Federal Home Loan Bank--17.5%
    6,020    5.50%, 12/3/97                            6,018,161
   20,000    5.35%, 1/21/98                           19,848,416
      250    5.71%, 1/21/98                              249,999
    1,940    5.405%, 1/23/98                           1,924,563
    4,400    5.99%, 2/9/98                             4,401,715
    1,000    6.025%, 4/1/98                            1,000,939
    1,010    5.55%, 4/10/98                            1,009,142
   29,500    5.703%, 5/5/98, F.R.N.                   29,496,211
    2,710    6.04%, 5/6/98                             2,710,372
    1,000    5.87%, 6/17/98                            1,000,539
   18,000    5.80%, 10/27/98                          17,992,188
   18,000    5.81%, 11/4/98                           17,990,884
                                                    ------------
                                                     103,643,129
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--2.5%
    5,000    5.51%, 12/5/97                            4,996,939
   10,000    5.95%, 6/19/98                            9,997,370
                                                    ------------
                                                      14,994,309
------------------------------------------------------------
Federal National Mortgage Association--29.4%
   30,000    5.48063%, 12/3/97, F.R.N.                29,999,886
    2,000    5.40%, 12/5/97                            1,999,942
   26,000    5.54%, 12/11/97                          25,959,989
    6,000    5.52%, 1/15/98                            5,998,927
    2,500    5.51%, 2/24/98                            2,498,980
    1,100    8.20%, 3/10/98                            1,107,161
    1,475    5.71%, 3/18/98                            1,475,162
    6,000    6.00%, 4/17/98                            6,007,410
   20,000    5.89%, 5/21/98                           19,989,913
    8,000    12.00%, 6/26/98                           8,273,658
   25,000    5.405%, 7/15/98, F.R.N.                  24,985,689
  $13,000    5.63%, 8/14/98                         $ 12,980,761
    3,000    5.90%, 9/16/98                            3,000,000
   30,000    5.748%, 10/20/98, F.R.N.                 29,988,452
                                                    ------------
                                                     174,265,930
------------------------------------------------------------
Student Loan Marketing Association--0.5%
    1,225    5.535%, 2/25/98                           1,224,516
      770    7.00%, 3/3/98                               772,399
    1,000    5.65%, 3/17/98                              999,403
                                                    ------------
                                                       2,996,318
------------------------------------------------------------
Repurchase Agreements(a)--47.7%
   15,837    Bear Stearns & Co., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $15,854,091 (cost
                $15,837,000; the value of the
                collateral including accrued
                interest is $16,152,181)              15,837,000
   16,163    Bear Stearns & Co., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $16,180,443 (cost
                $16,163,000; the value of the
                collateral including accrued
                interest is $16,495,915)              16,163,000
   45,598    CS First Boston Corp., 5.56%, dated
                11/24/97, due 12/1/97 in the
                amount of $45,647,297 (cost
                $45,598,000; the value of the
                collateral including accrued
                interest is $46,538,458)              45,598,000
    2,130    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $2,134,614 (cost
                $2,130,000; the value of the
                collateral including accrued
                interest is $2,180,503)                2,130,000
   25,000    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $25,054,153 (cost
                $25,000,000; the value of the
                collateral including accrued
                interest is $25,515,558)              25,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a) (cont'd)
  $20,050    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $20,093,431 (cost
                $20,050,000; the value of the
                collateral including accrued
                interest is $20,467,924)            $ 20,050,000
    2,820    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $2,826,108 (cost
                $2,820,000; the value of the
                collateral including accrued
                interest is $2,877,904)                2,820,000
   12,867    Merrill Lynch, 5.60%, dated
                11/25/97, due 12/2/97 in the
                amount of $12,881,011 (cost
                $12,867,000; the value of the
                collateral including accrued
                interest is $13,132,381)              12,867,000
    1,728    Merrill Lynch, 5.67%, dated
                11/28/97, due 12/2/97 in the
                amount of $1,729,089 (cost
                $1,728,000; the value of the
                collateral including accrued
                interest is $1,763,640)                1,728,000
   59,000    Morgan Stanley, Dean Witter,
                Discover & Co., 5.67%, dated
                11/26/97, due 12/2/97 in the
                amount of $59,055,755 (cost
                $59,000,000; the value of the
                collateral including accrued
                interest is $60,216,875)              59,000,000
  $22,294    Smith Barney Inc., 5.59%, dated
                11/26/97, due 12/11/97 in the
                amount of $22,345,926 (cost
                $22,294,000; the value of the
                collateral including accrued
                interest is $22,753,813)            $ 22,294,000
   30,000    UBS Securities, Inc., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $30,032,375 (cost
                $30,000,000; the value of the
                collateral including accrued
                interest is $30,618,750)              30,000,000
   29,000    UBS Securities, Inc., 5.65%, dated
                11/26/97, due 12/1/97 in the
                amount of $29,022,757 (cost
                $29,000,000; the value of the
                collateral including accrued
                interest is $29,598,125)              29,000,000
                                                    ------------
                                                     282,487,000
------------------------------------------------------------
Total Investments--99.2%
             (amortized cost $587,479,489(b))        587,479,489
             Other assets in excess of
                liabilities--0.8%                      4,529,940
                                                    ------------
             Net Assets--100%                       $592,009,429
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1997.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.7%
------------------------------------------------------------
Asset-Backed--28.9%
   $2,500     Aesop Funding II LLC
                 6.40%, 10/20/03                    $  2,507,031
   10,000     Contimortgage Home Equity Loan
                 Trust
                 Ser. 97-4 A3, 6.26%, 7/15/12          9,987,500
   34,896     Federal Home Loan Mortgage
                 Corporation Loan Receivables
                 Trust
                 Ser. 97-A AX, 2.776%, 4/15/19,
                 I/O                                   5,457,943
    5,000     GMAC Commercial Mortgage Securities
                 Inc.,
                 Ser. 97-C1 A3, 6.869%, 8/15/07        5,087,500
   10,000(a)  Green Tree Financial Corporation
                 7.65%, 4/15/27                       10,609,375
    5,000     IMC Home Equity Loan Trust
                 6.61%, 6/20/13                        4,995,313
    4,477(a)  Student Loan Market Association
                 5.626%, 10/25/05, F.R.N.              4,447,979
                                                    ------------
                                                      43,092,641
------------------------------------------------------------
Collateralized Mortgage Obligations--6.7%
    4,740     Federal Home Loan Mortgage
                 Corporation
                 7.00%, 2/15/05                        4,743,251
      262     Resolution Trust Corporation
                 Ser. 92-CHF A2, 6.78%, 12/25/20,
                 F.R.N.                                  262,479
    4,913     ICI Funding Corp. Secured Asset
                 Corp.,
                 Ser. 97-2 1A4, 7.60%, 7/25/28         5,020,472
                                                    ------------
                                                      10,026,202
------------------------------------------------------------
Corporate Obligations--1.7%
    2,500(a)  Merck and Company
                 5.76%, 5/3/37                         2,543,750
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--33.7%
              Federal Home Loan Mortgage
                 Corporation
    3,708     8.207%, 8/1/24, ARM                      3,816,802
              Federal National Mortgage
                 Association
    4,219     6.765%, 1/1/07                           4,282,217
    6,700     7.50%, 12/1/99, TBA                      6,852,827
              Government National Mortgage
                 Association
  $11,390     7.50%, 1/15/26                        $ 11,625,338
   16,252     8.00%, 5/15/22 - 8/15/25                16,920,561
    6,403     9.00%, 6/15/98 - 9/15/09                 6,794,894
                                                    ------------
                                                      50,292,639
------------------------------------------------------------
U.S. Government Agency Obligation--10.1%
              Federal Home Loan Mortgage
                 Corporation
   15,000(a)  6.45%, 6/4/99                           15,030,450
------------------------------------------------------------
U.S. Treasury Notes--7.6%
    6,000     6.25%, 5/31/99                           6,040,320
    5,000     6.625%, 5/15/07                          5,258,600
                                                    ------------
                                                      11,298,920
                                                    ------------
              Total long-term investments
                 (cost $130,302,673)                 132,284,602
                                                    ------------
SHORT-TERM INVESTMENTS--15.2%
------------------------------------------------------------
Federal Farm Credit Bank--0.6%
    1,000     5.62%, 12/1/97                           1,000,000
------------------------------------------------------------
Repurchase Agreement--4.4%
    6,529     Joint Repurchase Agreement Account
                 5.703%, 12/1/97, (Note 5)             6,529,000
------------------------------------------------------------
U.S. Treasury Notes--10.2%
   15,000(a)  8.25%, 7/15/98                          15,234,300
              Total short-term investments
                 (cost $22,739,380)                   22,763,300
                                                    ------------
------------------------------------------------------------
Total Investments--103.9%
              (amortized cost $153,042,053; Note
                 4)                                  155,047,902
              Liabilities in excess of other
                 assets--(3.9%)                       (5,885,535)
                                                    ------------
              Net Assets--100%                      $149,162,367
                                                    ------------
                                                    ------------

---------------
ARM--Adjustable Rate Mortgage.
I/O--Interest Only.
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1997.
TBA--To be announced.
(a) Asset segregated for dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6
PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1997
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--56.5%
  $50,000    5.56%, 12/1/97                         $ 49,884,167
    7,061    5.10%, 1/22/98                            7,008,984
   23,859    5.16%, 1/22/98                           23,681,171
    4,419    5.165%, 1/22/98                           4,386,032
   55,000    5.175%, 1/22/98                          54,588,875
   23,600    5.1795%, 1/22/98                         23,423,437
   17,155    5.18%, 1/22/98                           17,026,642
   44,740    5.20%, 1/22/98                           44,403,953
   20,369    5.275%, 1/22/98                          20,213,799
                                                    ------------
                                                     244,617,060
------------------------------------------------------------
United States Treasury Notes--44.2%
  119,363    5.25%, 12/31/97                         119,356,121
   64,287    5.625%, 1/31/98                          64,305,622
    5,295    7.875%, 4/15/98                           5,338,805
    2,270    5.875%, 4/30/98                           2,267,367
                                                    ------------
                                                     191,267,915
------------------------------------------------------------
Total Investments--100.7%
             (amortized cost $435,884,975(a))        435,884,975
             Liabilities in excess of other
                assets--(0.7%)                        (3,100,550)
                                                    ------------
             Net Assets--100%                       $432,784,425
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7
Statement of Assets and Liabilities
November 30, 1997                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $587,479,489, $153,042,053 and $435,884,975,
   respectively)............................................................    $587,479,489     $155,047,902     $435,884,975
Cash........................................................................         675,387            6,797               --
Receivable for investments sold.............................................              --               --       49,928,472
Interest receivable.........................................................       2,577,768        1,812,336        3,896,336
Receivable for Series shares sold...........................................       7,223,505            7,010       11,428,538
Other assets................................................................          12,195            3,993            7,175
                                                                                ------------     ------------     ------------
   Total assets.............................................................     597,968,344      156,878,038      501,145,496
                                                                                ------------     ------------     ------------
Liabilities
Bank overdraft..............................................................              --               --            6,769
Payable for investments purchased...........................................              --        6,876,573       49,884,167
Payable for Series shares reacquired........................................       4,951,942          262,538       17,657,691
Dividends payable...........................................................         569,692          224,095          382,747
Management fee payable......................................................         194,118           60,135          135,421
Distribution fee payable....................................................          32,492            9,236           21,720
Accrued expenses and other liabilities......................................         210,671          283,094          272,556
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       5,958,915        7,715,671       68,361,071
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $592,009,429     $149,162,367     $432,784,425
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,920,094     $    153,212     $  4,327,842
   Paid-in capital in excess of par.........................................     586,089,335      180,157,786      428,456,583
                                                                                ------------     ------------     ------------
                                                                                 592,009,429      180,310,998      432,784,425
   Undistributed net investment income......................................              --          508,830               --
   Accumulated net realized losses..........................................              --      (33,663,310)              --
   Net unrealized appreciation of investments...............................              --        2,005,849               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1997...............................................    $592,009,429     $149,162,367     $432,784,425
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($591,427,989 / 591,427,989 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($149,162,160 / 15,321,141 shares of common stock issued and
      outstanding)..........................................................                            $9.74
                                                                                                 ------------
                                                                                                 ------------
      ($432,784,220 / 432,784,220 shares of common stock issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($581,440 / 581,440 shares of common stock issued and outstanding)....           $1.00
                                                                                ------------
                                                                                ------------
      ($207.14 / 21.192 shares of common stock issued and outstanding)......                            $9.77
                                                                                                 ------------
                                                                                                 ------------
      ($205 / 205 shares of common stock issued and outstanding)............                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8
Statement of Operations
Year Ended November 30, 1997              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,592,447      $ 11,205,681       $ 21,353,158
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       2,348,740           666,606          1,610,536
   Distribution fee.........................................................         733,142           329,158            503,292
   Transfer agent's fees and expenses.......................................       1,190,000           214,000            165,000
   Custodian's fees and expenses............................................          81,000            98,000             70,000
   Registration fees........................................................          40,000           107,000            110,000
   Reports to shareholders..................................................          56,000           119,000             75,000
   Audit fee................................................................          25,000            25,000             25,000
   Trustees' fees...........................................................          12,000            12,000             12,000
   Insurance expense........................................................          14,000             5,000              2,000
   Legal fees...............................................................          11,000            22,000             13,000
   Miscellaneous............................................................           8,198             9,559             16,467
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       4,519,080         1,607,323          2,602,295
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      28,073,367         9,598,358         18,750,863
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................................................         106,570           163,221            121,988
   Financial future contracts...............................................              --           (73,257)                --
                                                                                 -----------      ------------      -------------
                                                                                     106,570            89,964            121,988
Net change in unrealized depreciation on investments........................              --          (324,291)                --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................         106,570          (234,327)           121,988
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $28,179,937      $  9,364,031       $ 18,872,851
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9
Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                                                     Year ended November 30,
Increase (Decrease)              ------------------------------------------------------------------------------------------------
in Net Assets                         1997             1996            1997           1996             1997             1996
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations:
   Net investment income.......  $   28,073,367   $   27,251,983   $  9,598,358   $ 11,177,077    $   18,750,863   $   17,996,266
   Net realized gain (loss) on
      investment
      transactions.............         106,570           82,865         89,964     (1,939,815)          121,988          231,117
   Net change in unrealized
      appreciation/
      depreciation on
      investments..............              --               --       (324,291)       699,817                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      28,179,937       27,334,848      9,364,031      9,937,079        18,872,851       18,227,383
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (28,179,937)     (27,334,848)    (9,002,839)   (11,380,459)      (18,872,851)     (18,227,383)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
(Note 6):
   Net proceeds from shares
      subscribed...............   2,067,231,815    1,688,126,619      8,117,531     38,324,541     4,683,800,784    3,788,052,358
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      26,745,177       26,320,285      5,839,123      7,194,984        17,070,655       16,677,439
   Cost of shares reacquired...  (2,054,090,306)  (1,760,517,744)   (50,390,144)   (71,837,916)   (4,573,416,591)  (3,838,734,554)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      39,886,686      (46,070,840)   (36,433,490)   (26,318,391)      127,454,848      (34,004,757)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease) in
net assets.....................      39,886,686      (46,070,840)   (36,072,298)   (27,761,771)      127,454,848      (34,004,757)
Net Assets
Beginning of year..............     552,122,743      598,193,583    185,234,665    212,996,436       305,329,577      339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year....................  $  592,009,429   $  552,122,743   $149,162,367   $185,234,665    $  432,784,425   $  305,329,577
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series enters into a financial futures contract which is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.

Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to decrease accumulated net realized losses by $19,097,241 and decrease paid-in-capital in excess of par by $19,097,241 which represents the expiration of a portion of the capital loss carryforward. Net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers.

The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.

PIFM, PIC and PSI are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expired on December 30, 1997 and was subsequently extended through December 29, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1997, the Fund incurred fees of approximately $1,100,000, $172,000, and $146,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1997 were $346,850,364 and $372,720,043, respectively.

For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $153,042,053 and, accordingly, as of November 30, 1997, net unrealized appreciation of investments for federal income tax purposes was $2,005,849 (gross unrealized appreciation $2,159,338; gross unrealized depreciation--$153,489).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1997 of approximately $33,664,000 of which $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and $1,933,000 expires in 2004.
Accordingly, no capital gains distribution is expected to be
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1997, approximately $19,097,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1997, the Short-Intermediate Term Series had a 0.59% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $6,529,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.74%, in the principal amount of $330,000,000, repurchase price $330,157,842, due 12/1/97. The value of the collateral including accrued interest was $337,310,022.

Credit Suisse First Boston Corp., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $342,024,757.

Deutsche Morgan Grenfell Inc., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $336,600,387.

Morgan Stanley, Dean Witter, Discover & Co., 5.625%, in the principal amount of $119,585,000, repurchase price $119,641,055, due 12/1/97. The value of the collateral including accrued interest was $121,976,916.
------------------------------------------------------------
Note 6. Capital

Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Effective February 26, 1997 the Short-Intermediate Term Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1996 and 1997 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1997:
Shares sold..........................     842,329   $  8,117,331
Shares issued in reinvestment of
  dividends and distributions........     605,236      5,839,119
Shares reacquired....................  (5,221,544)   (50,390,144)
                                       ----------   ------------
Net decrease in shares outstanding...  (3,773,979)  $(36,433,694)
                                       ----------   ------------
                                       ----------   ------------
Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1996:
Shares sold..........................   3,978,671   $ 38,324,541
Shares issued in reinvestment of
  dividends and distributions........     749,149      7,194,984
Shares reacquired....................  (7,501,561)   (71,837,916)
                                       ----------   ------------
Net decrease in shares outstanding...  (2,773,741)  $(26,318,391)
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
February 26, 1997* through
  November 30, 1997:
Shares sold..........................          21   $        200
Shares issued in reinvestment of
  dividends and distributions........          --   $          4
                                       ----------   ------------
Net increase in shares outstanding...          21   $        204
                                       ----------   ------------
                                       ----------   ------------

---------------
* Commencement of offering of Class Z shares.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the Money Market Series for the fiscal years ended November 30, 1996 and 1997 were as follows:

                                      Year ended November 30,
                                 ---------------------------------
                                      1997              1996
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    2,065,348,142     1,686,769,968
Shares issued in reinvestment
  of dividends and
  distributions................       26,712,713        26,286,366
Shares reacquired..............   (2,052,755,405)   (1,746,670,530)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding before
  conversion...................       39,305,450       (33,614,196)
Shares reacquired upon
  conversion into Class Z......               --       (12,456,848)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding..................       39,305,450       (46,071,044)
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                      March 1,
                                      Year              1996*
                                      ended            through
                                  November 30,      November 30,
                                      1997              1996
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................        1,883,673         1,356,651
Shares issued in reinvestment
  of dividends and
  distributions................           32,464            33,919
Shares reacquired..............       (1,334,901)      (13,847,214)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding before
  conversion...................          581,236       (12,456,644)
Shares issued upon conversion
  from Class A.................               --        12,456,848
                                 ---------------   ---------------
Net increase in shares
  outstanding..................          581,236               204
                                 ---------------   ---------------
                                 ---------------   ---------------

---------------
* Commencement of offering of Class Z shares.
Effective February 21, 1997 the U.S. Treasury Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal year ended November 30, 1997 were as follows:

                                                     Year
                                                     ended
                                                 November 30,
                                                     1997
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    4,683,800,584
Shares issued in reinvestment of dividends and
  distributions...............................       17,070,650
Shares reacquired.............................   (4,573,416,591)
                                                ---------------
Net increase in shares outstanding............      127,454,643
                                                ---------------
                                                ---------------
                                                 February 21,
                                                     1997*
                                                    through
                                                 November 30,
                                                     1997
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................              200
Shares issued in reinvestment of dividends and
  distributions...............................                5
                                                ---------------
Net increase in shares outstanding............              205
                                                ---------------
                                                ---------------

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Proposed Reorganization

On October 24, 1997, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provides for the transfer of all of the assets of the BlackRock Government Income Trust to the Short-Intermediate Term Series in exchange for Class A shares of the Short-Intermediate Term Series and the Short-Intermediate Term Series' assumption of the liabilities, if any, of the BlackRock Government Income Trust.

The Plan is subject to approval by the shareholders of the BlackRock Government Income Trust at a shareholder meeting scheduled on January 23, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about January 30, 1998. The BlackRock Government Income Trust and the Short-Intermediate Term Series will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
--------------------------------------------------------------------------------

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                              Class A                                   Class Z
                                   --------------------------------------------------------------     ------------
                                                      Year Ended November 30,                          Year Ended
                                   --------------------------------------------------------------     November 30,
                                      1997          1996         1995         1994         1993           1997
                                   ----------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income..........        0.048         0.046        0.052        0.033        0.026         0.048
Dividends from net investment
  income.......................       (0.048)       (0.046)      (0.052)      (0.033)      (0.026)       (0.048)
                                   ----------     --------     --------     --------     --------         -----
Net asset value, end of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                   ----------     --------     --------     --------     --------         -----
                                   ----------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................         4.87%         4.74%        5.20%        3.29%        2.62%         5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $591,428      $552,123     $598,194     $637,343     $919,503        $  581
Average net assets (000).......     $586,513      $589,147     $597,599     $732,867     $950,988        $  672
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.77%         0.86%        0.78%        0.77%        0.72%         0.65%
   Expenses, excluding
      distribution fees........         0.65%         0.73%        0.65%        0.64%        0.59%         0.65%
   Net investment income.......         4.77%         4.63%        5.15%        3.19%        2.56%         4.92%


                                    March 1,
                                     1996(b)
                                     Through
                                  November 30,
                                      1996
                                       -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................      $ 1.000
Net investment income..........        0.038
Dividends from net investment
  income.......................       (0.038)
                                       -----
Net asset value, end of
  period.......................      $ 1.000
                                       -----
                                       -----
TOTAL RETURN(a)................         3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................      $   204(c)
Average net assets (000).......      $ 1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.68%(d)
   Expenses, excluding
      distribution fees........         0.68%(d)
   Net investment income.......         4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15
                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                              Class A                                  Class Z
                                   -------------------------------------------------------------     ------------
                                                                                                     February 26,
                                                                                                       1997(b)
                                                      Year Ended November 30,                          Through
                                   -------------------------------------------------------------     November 30,
                                     1997          1996         1995         1994         1993           1997
                                   ---------     --------     --------     --------     --------         -----
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................    $    9.70     $   9.74     $   9.17     $  10.06     $   9.97        $ 9.64
                                   ---------     --------     --------     --------     --------         -----
Income from investment
   operations:
Net investment income..........         0.56         0.51         0.56         0.64         0.69          0.47
Net realized and unrealized
   gain (loss) on investment
   transactions................           --        (0.01)        0.55        (0.89)        0.11          0.07
                                   ---------     --------     --------     --------     --------         -----
   Total from investment
      operations...............         0.56         0.50         1.11        (0.25)        0.80          0.54
                                   ---------     --------     --------     --------     --------         -----
Less distributions:
Dividends from net investment
   income......................        (0.52)       (0.54)       (0.54)       (0.52)       (0.69)        (0.41)
Tax return of capital
   distribution................           --           --           --        (0.12)       (0.02)           --
                                   ---------     --------     --------     --------     --------         -----
Total distributions............        (0.52)       (0.54)       (0.54)       (0.64)       (0.71)        (0.41)
                                   ---------     --------     --------     --------     --------         -----
Net asset value, end of
   period......................    $    9.74     $   9.70     $   9.74     $   9.17     $  10.06        $ 9.77
                                   ---------     --------     --------     --------     --------         -----
                                   ---------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................         5.96%        5.34%       12.37%       (2.58)%       8.26%         5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $ 149,162     $185,235     $212,996     $241,980     $347,944        $  207(c)
Average net assets (000).......    $ 166,651     $186,567     $209,521     $307,382     $321,538        $  202(c)
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.97%        1.01%        0.95%        0.84%        0.80%         0.77%(d)
   Expenses, excluding
      distribution fees........         0.77%        0.79%        0.75%        0.63%        0.59%         0.77%(d)
   Net investment income.......         5.76%        5.99%        5.82%        5.48%        6.80%         6.52%(d)
Portfolio turnover rate........          210%         132%         217%         431%          44%          210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16
                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                             Class A                                  Class Z
                                   ------------------------------------------------------------     ------------
                                                                                                    February 21,
                                                                                                      1997(b)
                                                     Year Ended November 30,                          Through
                                   ------------------------------------------------------------     November 30,
                                     1997         1996         1995         1994         1993           1997
                                   --------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income..........       0.047        0.046        0.050        0.033        0.025         0.039
Dividends from net investment
  income.......................      (0.047)      (0.046)      (0.050)      (0.033)      (0.025)       (0.039)
                                   --------     --------     --------     --------     --------         -----
Net asset value, end of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                   --------     --------     --------     --------     --------         -----
                                   --------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................        4.80%        4.75%        5.08%        3.31%        2.54%         3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $432,784     $305,330     $339,334     $293,984     $284,978        $  205(c)
Average net assets (000).......    $402,634     $393,060     $345,369     $308,454     $273,313        $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.65%        0.63%        0.62%        0.62%        0.66%         0.52%(d)
   Expenses, excluding
      distribution fees........        0.52%        0.51%        0.50%        0.50%        0.53%         0.52%(d)
   Net investment income.......        4.66%        4.57%        5.01%        3.21%        2.49%         3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
January 21, 1998
--------------------------------------------------------------------------------
                                       18

Important Notice
for Certain Shareholders                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 15.04% of the dividends paid by the Money Market Series*, 18.56% of the dividends paid by the Short-Intermediate Term Series* and 99.99% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

Shortly after the close of the calendar year ended December 31, 1997, you will be advised as to the federal tax status of the dividends you received in calendar 1997.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
* Due to certain minimum portfolio holding requirements in California, Connecticut, New Jersey and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
--------------------------------------------------------------------------------
                                       19

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Comparing A $10,000 Investment.
Prudential Government Securities Trust:
Short-Intermediate Term Series vs. the Lehman
Brothers Intermediate Gov't Bond Index.

// Prudential Gov't Sec Trust: Short-Intermediate Term Series
-  Lehman Bros. Inter. Gov't Bond Index

Class A
Average Annual Total Returns
Without Sales Load
8.44% Since Inception
7.25% for 10 Years
5.78% for 5 Years
5.96% for 1 Year

Best Year: 1995   17.01%
(GRAPH)
Worst Year: 1994  -2.35%

Class Z
(GRAPH)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The chart above the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of the Series.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Government Securities Trust:
Short-Intermediate Term Series (Class A and Class Z shares) with a similar investment in the Lehman Brothers Intermediate Government Bond Index by portraying the account value of Class A shares and Class Z shares and subsequent account value at the end of this reporting period (November 30), as measured on a quarterly basis, beginning in 1987 for Class A shares, and since inception for Class Z shares. For purposes of the graph, and unless otherwise indicated, in the accompanying table it has been assumed all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested. Since Class Z shares have been in existence less than one year, no average annual total returns are presented.

The Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 10 years. The index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transactions costs and advisory fees associated with an investment in the Series. The securities] that comprise the Index may differ substantially from the securities in the Series' portfolio. The Index is not the only one that may be used to characterize performance of short-intermediate U.S. government bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Thomas A. Early, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY  10036

Legal Counsel
Shereff, Freidman, Hoffman & Goodman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744342106              MF100E
744342205              Cat. #444437V
744342304
744342403
744342601
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